Supplement Dated January 9, 2009
to
Prospectus Dated May 1, 2007

For
ProtectiveAccess Variable Annuity Contracts

Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Increase in SecurePay Guaranteed Lifetime Withdrawal Benefit Rider Fee

Effective February 16, 2009, we will increase the current fee for the SecurePay Guaranteed Lifetime Withdrawal Benefit rider. The maximum fee will not change.

Increase in Current Fee. The following table sets forth the new current fee for the SecurePay rider:

	Maximum	Current (Effective 2/16/2009)
SecurePay rider
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.70%
Purchase of SecurePay rider under RightTimeSM option	0.95%	0.80%

This information replaces the current fee information for the SecurePay rider as disclosed in the second portion of the Periodic Charges fee table in your Prospectus, as well as the SecurePay current fee set forth in the Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTimesm Option and the Charges and Deductions sections of your Prospectus.

Example of Charges. If your Contract was purchased on or after May 1, 2005, the following section replaces the "Example of Charges" section in your Prospectus. If your Contract was purchased before May 1, 2005, please refer to the "Example of Charges" section in your Prospectus.

Example of Charges

The following example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including Variable Account charges, owner transaction expenses, the death benefit fee (assuming you elected the Maximum Anniversary Value Death Benefit and the CoverPay Fee), and both maximum and minimum total Annual Fund Operating Expenses, depending on whether and when you purchased the SecurePay rider. Please note that while election of the Maximum Anniversary Value Death Benefit with the CoverPay Fee is assumed in the following example, under certain circumstances, the ValuPay Fee for the Maximum Anniversary Value Death Benefit and Return of Purchase Payments Death Benefit may be more expensive, depending on the oldest Owner's age and the Net Amount at Risk. The example assumes that all Contract Value is allocated to the Variable Account. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year. We do not deduct any additional fees or charges when you surrender or annuitize your Contract.

If you surrender, annuitize* or remain invested in the Contract at the end of the applicable time period:

With SecurePay rider selected under RightTimeSM option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$415	$1254	$2106	$4294
Minimum Fund Expenses	$272	$834	$1422	$3009

With SecurePay rider selected at time of purchase of the Contract (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$405	$1226	$2060	$4210
Minimum Fund Expenses	$262	$805	$1373	$2912

With no SecurePay rider selected:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$336	$1024	$1733	$3606
Minimum Fund Expenses	$192	$595	$1022	$2209

*  You cannot annuitize your Contract within 3 years after we accept a Purchase Payment. Neither the death benefit fee nor the SecurePay Fee apply after the Annuity Commencement Date.

Please remember that the example is an illustration and does not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the example.

Accepting or Declining Increased Fee. You may elect not to pay this increased SecurePay Fee. We will provide separate notification to you of this increase, which will include instructions for declining the increased SecurePay Fee.

If you accept the increased fee, there is no need to do anything further. We will apply the increase to your Contract on the above referenced effective date.

If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, and you will continue to be assessed your current SecurePay Fee. However, your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value (less purchase payments you have made two or more years after the rider effective date) exceeds your Benefit Base on subsequent Contract Anniversaries.

For more information on the SecurePay rider, please refer to your SecurePay Lifetime Withdrawal Benefit rider and your Prospectus, especially the Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTimesm Option section.